Exhibit 10.1

Fourth AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of February 13, 2025 by and among AVITA MEDICAL, INC., a Delaware corporation (the “Borrower”), ORCO IV LLC and ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP, as Lenders, and ORCO IV LLC, as administrative agent for the Lenders (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a Credit Agreement, dated as of October 18, 2023, as amended by that certain Waiver and First Amendment to Credit Agreement, dated as of November 30, 2023, as amended by that certain Second Amendment to Credit Agreement, dated as of May 28, 2024 and as amended by that certain Third Amendment to Credit Agreement, dated as of November 7, 2024 (the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lenders and acknowledged by the Administrative Agent;

WHEREAS, the undersigned Lenders comprise all Lenders under the Credit Agreement; and

WHEREAS, the Borrower and the Lenders desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
2.
Amendments to Section 1.1.
(a)
Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined term therein in the proper alphabetical order:

“Fourth Amendment” means the Fourth Amendment to the Agreement, dated as of the Fourth Amendment Effective Date, among the Borrower, the Lenders and the Administrative Agent.

“Fourth Amendment Effective Date” means February 13, 2025.

“Fourth Amendment Warrants” means those certain warrants to purchase shares of the Borrower’s common stock, to be issued to Affiliates of the

Initial Lender and substantially in the form of Annex A to the Fourth Amendment.

(b)
The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting “the Fourth Amendment,” immediately after the phrase “the Third Amendment,” and (ii) inserting “or the Fourth Amendment Warrants” immediately after the phrase “the Warrants”.
(c)
The definition of “Investment Documents” in Section 1.1 of the Credit Agreement is hereby amended and restated in entirely as follows:

“Investment Documents” means, collectively, the Loan Documents, the Warrants and the Fourth Amendment Warrants.

3.
Amendments to Section 3.2. Section 3.2 of the Credit Agreement is hereby amended by replacing the chart therein in its entirety with the following:

Test Dates (Fiscal Quarter Ending)	Product Revenue Base for the 12-month period ending on such Test Date
March 31, 2025	$73,000,000
June 30, 2025	$78,000,000
September 30, 2025	$84,000,000
December 31, 2025	$92,000,000
March 31, 2026	$103,000,000
June 30, 2026 and each Fiscal Quarter ending thereafter	$115,000,000

4.
Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Lenders, the Administrative Agent and the Borrower of a counterpart signature of the other to this Amendment duly executed and delivered by each of the Lenders, the Administrative Agent and the Borrower.
5.
Conditions Subsequent to Amendment. On or prior to February 24, 2025:
(a)
OrbiMed Royalty & Credit Opportunities IV, LP and OrbiMed Royalty & Credit Opportunities IV Offshore, LP (the “Warrant Holders”) shall have received their respective Fourth Amendment Warrants, substantially in the form attached as Annex A hereto, which Fourth Amendment Warrants shall be issued under the Borrower’s current registration statement on Form S-3; and
(b)
the Warrant Holders shall have received an opinion from K&L Gates LLP, counsel to the Borrower, in form and substance satisfactory to the Warrant Holders; and

If the conditions of this Section 5 are not timely satisfied, this Amendment shall automatically terminate and the amendments to the Credit Agreement set forth herein shall be restored in their entirety and of no further force and effect.

6.
Existing Warrants. Each Warrant Holder and the Borrower hereby agree that Section 4(1)(b) of the Warrants shall not apply to the issuance of the Fourth Amendment Warrants.
7.
Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent and the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.
8.
Representations and Warranties. The Borrower represents and warrants to the Lenders, as of the effective date of this Amendment, as follows:
(a)
The representations and warranties of the Borrower and the Subsidiaries contained in the Credit Agreement or any other Loan Document are true and correct in all material respects as of the date hereof (except (i) with respect to representations and warranties expressly made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) if any such representation or warranty contains any materiality qualifier, such representation or warranty is true and correct in all respects).
(b)
No Default or Event of Default under the Credit Agreement has occurred and is continuing or would result from the effectiveness of this Amendment.
9.
No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent and the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
10.
Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THE RELEASING PARTIES:

(a)
WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.
(b)
FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.
(c)
IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.
(d)
COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(e)
REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.
(f)
ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

11.
Counterparts; Governing Law. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

AVITA MEDICAL, INC. as the Borrower

By: /s/ James Corbett
Name: James Corbett
Title: Chief Executive Officer

[Signature Page to Fourth Amendment to Credit Agreement]

ORCO IV LLC as Lender By: OrbiMed Royalty & Credit Opportunities IV, LP, its Member
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP, as Lender
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member

[Signature Page to Fourth Amendment to Credit Agreement]

Solely for purposes of Section 6:

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP, as Lender
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member

ACKNOWLEDGED BY: ORCO IV LLC as the Administrative Agent By: OrbiMed Royalty & Credit Opportunities IV, LP, its Sole Member
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member

[Signature Page to Fourth Amendment to Credit Agreement]

Annex A

Fourth Amendment Warrants

See attached.

WARRANT CERTIFICATE

Warrant Shares Issuable: 103,000 Common Shares

Issue Date: [_______], 2025

FOR VALUE RECEIVED, AVITA MEDICAL, INC., a Delaware corporation (the “Company”), hereby certifies that ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP, a Delaware limited partnership (the “Initial Holder” and, together with its successors and permitted transferees and assigns, a “Holder”) is entitled to purchase, at the per share Exercise Price, up to One Hundred and Three Thousand (103,000) fully paid and nonassessable Common Shares (as subject to adjustment hereunder, the “Warrant Shares”), all subject to the terms, conditions and adjustments set forth below in this Warrant Certificate. Certain capitalized terms used herein are defined in Section 1. For the avoidance of doubt, only Common Shares are entitled to be purchased upon exercise of this Warrant Certificate, not CDIs.

This Warrant Certificate has been issued as a condition precedent to the execution of that certain Fourth Amendment to Credit Agreement, dated as of February 13, 2025, among the Company, as borrower, the lenders party thereto, and ORCO IV LLC, as administrative agent for the lenders.

Section 1.
Section 1. Definitions. Capitalized terms used in this Warrant Certificate but not defined herein have the meanings ascribed thereto in the Credit Agreement as in effect on the date hereof. The following terms when used herein have the following meanings:

“Aggregate Exercise Price” means, with respect to any exercise of this Warrant Certificate for Warrant Shares, an amount equal to the product of (i) the number of Warrant Shares in respect of which this Warrant Certificate is then being exercised pursuant to Section 3, multiplied by (ii) the Exercise Price.

“ASIC” means the Australian Securities and Investments Commission.

“ASX” means the Australian Securities Exchange.

"ASX Listing Rules" means the listing rules of ASX from time to time.

“Bloomberg” has the meaning set forth within the definition of “VWAP”.

“Cashless Exercise” has the meaning set forth in Section 3(b).

“CDIs” means CHESS Depositary Interests (with each CDI representing 1/5th of a Common Share).

“Charter” means the Certificate of Incorporation of the Company dated as of April 17, 2020, as amended as of November 25, 2020.

“Common Shares” means the Company’s common stock, par value $0.0001 per share.

“Common Shares Deemed Outstanding” means, at any given time, the sum of (i) the number of Common Shares (including any Common Shares represented by CDIs) actually outstanding at such time, plus (ii) the number of Common Shares (including any Common Shares to be represented by CDIs) issuable upon exercise of Options actually outstanding at such time, plus (iii) the number of Common Shares (including any Common Shares to be represented by CDIs) issuable upon conversion or exchange of Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time; provided that Common Shares Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any or its wholly owned subsidiaries.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means any Capital Securities that, directly or indirectly, are convertible into or exchangeable for Common Shares (including any Common Shares to be represented by CDIs), including shares of the Company’s preferred stock that may be issued from time to time.

"Corporations Act" means the Australian Corporations Act 2001 (Cth).

“Credit Agreement” means the Credit Agreement, dated as of October 18, 2023, among the Company, as borrower, the lenders party thereto, and ORCO IV LLC, as administrative agent for the lenders, as amended or otherwise modified from time to time.

“Determination Date” has the meaning set forth in the definition of “VWAP”.

“Exercise Certificate” has the meaning set forth in Section 3(a)(i).

“Exercise Date” means, for any given exercise of this Warrant Certificate, whether in whole or in part, a Business Day on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., New York City time, including, without limitation, the receipt by the Company of the Exercise Certificate.

“Exercise Period” means the period from (and including) the Issue Date to (and including) 5:00 p.m., New York City time, on the Expiration Date.

“Exercise Price” means $0.01, as adjusted from time to time pursuant to Section 4.

“Expiration Date” means [__], 2035.

“Fair Market Value” means, if the Common Shares are traded on a Trading Market, (i) the VWAP of such Common Shares for such day (provided that if the Fair Market Value is being determined in connection with a Sale of the Company, such Fair Market Value shall be the greater of the amount determined pursuant to this clause (i) and the closing price on the Trading Market on the Trading Day immediately prior to the closing date of the Sale of the Company) or (ii) if there have been no sales of such Common Shares on any Trading Market on any such day, the average of the highest bid and lowest asked prices for such Common Shares on all applicable Trading Markets at the end of such day; provided that if at any time the Common Shares are not listed, quoted or otherwise available for trading on any Trading Market (so that no Trading Date shall have occurred), or if VWAP cannot be calculated for the Common Shares for such day for any other reason, the “Fair Market Value” of such Common Shares shall be the fair market value per share of such Common Shares as determined jointly by the Company and the Holder; provided further, that, in the event the Company and Holder are unable to so mutually agree, Fair Market Value shall be determined pursuant to Section 10(a).

“Holder” has the meaning set forth in the preamble.

“Independent Advisor” has the meaning set forth in Section 10(a).

“Initial Holder” has the meaning set forth in the preamble.

“Issue Date” means the date designated as such on the first page of this Warrant Certificate.

“Marketable Securities” means equity securities meeting each of the following requirements: (i) the issuer thereof is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, and is current in its filing of all required reports and other information under the Securities Act and the Exchange Act; (ii) such equity securities are traded on a Trading Market; and (iii) if delivered (or to be delivered) as payment or compensation to the Holder in connection with an automatic Cashless Exercise pursuant to Section 3(c), following the closing of the related Sale of the Company, the Holder would not be restricted from publicly re-selling all of such equity securities delivered to it.

“Nasdaq” means The Nasdaq Stock Market LLC.

“NYSE” means the New York Stock Exchange.

“Options” means any warrants, options or similar rights to subscribe for or purchase Common Shares (including any Common Shares to be represented by CDIs) or Convertible Securities.

“OTC Bulletin Board” means the Financial Industry Regulatory Authority, Inc. OTC Bulletin Board.

“Registration Statement” means, in connection with any public offering of securities, any registration statement required pursuant to the Securities Act that covers the offer and sales of any such securities, including any prospectus, amendments or supplements to such Registration Statement, including post-effective amendments and all exhibits and all materials incorporated by reference in such Registration Statement.

“Restrictive Legend Event” means any time that the Company is unable to deliver the Warrant Shares via DTC transfer or otherwise without restrictive legend because (A) the Commission has issued a stop order with respect to the Registration Statement, (B) the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, (C) the Company has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, (D) the prospectus contained in the Registration Statement is not available for the issuance of the Warrant Shares to the Holder or (E) otherwise.

“Sale of the Company” means a transaction pursuant to which (i) (x) any Person or group of Persons acting jointly or otherwise in concert (other than the Holder and any other parties to the Credit Agreement) acquires ownership, directly or indirectly, beneficially or of record, of Capital Securities of the Borrower having more than fifty percent (50%) of the aggregate economic interests and/or voting power, determined on a fully diluted basis, (y) any Person or group of Persons acting jointly or otherwise in concert (other than the Holder and any other parties to the Credit Agreement) acquires, by contract or otherwise, the right to appoint or elect a majority of the board of directors of the Company (the “Board”), or (z) all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, are sold, leased, exclusively licensed, transferred, conveyed or otherwise disposed of, and (ii) all Obligations (as defined in the Credit Agreement) outstanding under the Credit Agreement are to be paid in full in cash, whether pursuant to the terms of the transaction, pursuant to the terms of the Credit Agreement (including Section 12 thereof) or otherwise.

“SEC” means the Securities and Exchange Commission or any successor thereto.

“Share Distribution” means any issuance or sale by the Company of any of its Common Shares (including any Common Shares represented by CDIs), Options or Convertible Securities, other than in connection with a dividend or distribution to holders of its Common Shares of the type described in Section 4(1)(b) below.

“Share Reorganization” has the meaning set forth in Section 4(1)(a).

“Trading Day” means, with respect to the Common Shares or any other Marketable Securities, a date on which the relevant Trading Market is open and conducting business.

“Trading Market” means, with respect to the Common Shares or any other Marketable Securities, the Nasdaq, the NYSE or the OTC Bulletin Board.

“VWAP” means, with respect to any Common Shares, as of any day of determination (a “Determination Date”), the volume weighted average sale price for the period of ten (10) consecutive Trading Days immediately preceding such Determination Date on the Trading Market for such Common Shares as reported by, or based upon data reported by, Bloomberg Financial Markets or an equivalent, reliable reporting service reasonably acceptable to the Holder and the Company (collectively, “Bloomberg”) or, if the volume weighted average sale price has not been reported for such security by Bloomberg for such ten (10) day period, then the simple average of the last closing trade prices of such security for such ten (10) period, as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the simple average of the bid prices of any market makers for such security that are listed in the over the counter market by the Financial Industry Regulatory Authority, Inc. or on the OTC Bulletin Board (or any successor) or in the “pink sheets” (or any successor) by the OTC Markets Group, Inc. over such ten (10) day period; provided that if VWAP cannot be calculated for such security on such date in the manner provided above (including because the applicable security is not listed or publicly traded), the VWAP shall be the Fair Market Value as mutually determined by the Company and the Holder; provided further that, in the event the Company and Holder are unable to so mutually agree, Fair Market Value shall be determined pursuant to Section 10(a).

“Warrant Certificate” means this Warrant Certificate and all subsequent warrant certificates issued upon division, combination or transfer of, or in substitution for, this Warrant Certificate.

“Warrant Register” has the meaning set forth in Section 5.

“Warrant Shares” has the meaning set forth in the preamble.

Section 2. Term of Warrant Certificate. Subject to the terms and conditions hereof, from time to time during the Exercise Period, the Holder of this Warrant Certificate may exercise this Warrant Certificate for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).

Section 3. Exercise of Warrant Certificate.

(a)
Exercise Procedure. This Warrant Certificate may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares upon:
(i)
delivery to the Company (at its address or by email in accordance with Section 13) of a copy of a duly completed and executed Exercise Certificate in the form attached hereto as Exhibit A (each, an “Exercise Certificate”), which certificate will specify the number of Warrant Shares to be purchased and the Aggregate Exercise Price; and
(ii)
simultaneously with the delivery of the Exercise Certificate, payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).

No ink-original Exercise Certificate, medallion guarantee (or other type of guarantee or notarization) of any Certificate of Exercise, legal opinion or other document, information or instruction shall be required to exercise the Warrants.

(b)
Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as set forth in the applicable Exercise Certificate, by any of the following methods:
(i)
by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price;
(ii)
by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant Certificate with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price; or
(iii)
any combination of the foregoing.

In the event of any withholding of Warrant Shares pursuant to Section 3(b)(ii) or (iii) (solely to the extent of such withholding, a “Cashless Exercise”) where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of the share being so withheld by the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld multiplied by (y) the Fair Market Value per Warrant Share as of the Exercise Date.

If a Restrictive Legend Event has occurred, the Warrant may be exercisable only on a cashless basis pursuant to Section 3(b)(ii) of the Warrant Certificate. If the Warrant Shares are issued in such a cashless exercise, the Company acknowledges and agrees that, in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised and the Company agrees not to take any position contrary thereto. Notwithstanding anything herein to the contrary, the Company shall not be required to make any cash payments or net cash settlement to the Holder in lieu of delivery of the Warrant Shares.

(c)
Automatic Cashless Exercise. To the extent this Warrant Certificate has not been exercised in full by the Holder prior to the earlier of (i) the occurrence of the Expiration Date, and (ii) the date on which a Sale of the Company is consummated pursuant to which the sole consideration payable to the Company or its shareholders in respect of such sale transaction consists of cash, Marketable Securities or a combination thereof, any portion of this Warrant Certificate that remains unexercised on such date shall be deemed to have been exercised automatically pursuant to a Cashless Exercise, in whole (and not in part), on the Business Day immediately preceding such date; provided, that the automatic Cashless Exercise contemplated by this Section 3(c) shall not occur in the event that, as of the Business Day immediately preceding any such date described above, the per share Fair Market Value of a Warrant Share is less than the Exercise Price per Warrant Share.
(d)
Delivery of Warrant Shares. With respect to any exercise of this Warrant Certificate by the Holder, upon receipt by the Company of an Exercise Certificate and delivery of the Aggregate Exercise Price, the Company shall, within five (5) Business Days, deliver in accordance with the terms hereof to or upon the order of the Holder that number of Warrant Shares for the portion of this Warrant Certificate so exercised on such date, together with cash in lieu of any fraction of a share to the extent the Company elects to do so pursuant to Section 3(e) below. If such Warrant Shares are issued in certificated form, the Company shall deliver a certificate or certificates, to the extent possible, representing the number of Warrant Shares as the Holder shall request in the Exercise Certificate. If such Warrant Shares are issued in uncertificated form, the Company shall deliver upon request a confirmation evidencing the registration of such shares. Unless otherwise provided herein, upon any exercise hereof, this Warrant Certificate shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.
(e)
No Fractional Shares or Scrip. No fractional or scrip representing fractional shares shall be issued upon the exercise of this Warrant Certificate. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Fair Market Value of one Warrant Share on the Exercise Date or round up to the next whole share.
(f)
Surrender of this Warrant Certificate; Delivery of New Warrant Certificate.
(i)
The Holder shall not be required to physically surrender this Warrant Certificate to the Company until this Warrant Certificate has been exercised in full by the Holder, in which case, the Holder shall, at the written request of the Company, surrender this Warrant Certificate to the Company for cancellation within three (3) Business Days after the date the final Exercise Certificate is delivered to the Company. Partial exercises of this Warrant Certificate resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares issuable hereunder by an amount equal to the applicable number of Warrant Shares that have been issued hereunder as a result of previous exercises or withheld in connection with any Cashless Exercises. The Holder and the Company shall maintain records showing the number of Warrant Shares issued and purchased, the date of such issuances and purchases and the number of Warrant Shares withheld in connection with any Cashless Exercises. The Holder and any assignee, by acceptance of this Warrant Certificate, acknowledge and agree that, by reason of the provisions of this Section 3(f), following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be fewer than the amount stated on the face hereof.

(ii)
Notwithstanding the foregoing, to the extent that there are unexpired and unexercised Warrant Shares remaining under the Warrant Certificate, the Holder may request that the Company (and the Company shall), at the time of issuance of any Warrant Shares in accordance with Section 3(d) and the surrender of this Warrant Certificate, deliver to the Holder a new Warrant Certificate evidencing the rights of the Holder to subscribe for the unexpired and unexercised Warrant Shares called for by this Warrant Certificate. Unless otherwise agreed upon by the Holder in its sole discretion, such new Warrant Certificate shall in all other respects be identical to this Warrant Certificate.
(g)
Valid Issuance of Warrant Certificate and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant Certificate, the Company hereby represents, warrants, covenants and agrees as follows:
(i)
This Warrant Certificate is, and any Warrant Certificate issued in substitution for or replacement of this Warrant Certificate shall be, upon issuance, duly authorized.
(ii)
All Warrant Shares issuable upon the exercise of this Warrant Certificate (or any substitute or replacement Warrant Certificate) shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any shareholder of the Company and free and clear of all liens and charges (other than liens or charges created by the Holder, or created with regard to income taxes or other taxes payable by the Holder incurred in connection with the exercise of the Warrant or taxes in respect of any transfer made by the Holder occurring contemporaneously therewith).
(iii)
The Company shall take all such actions as may be necessary to (x) comply with Section 3(i) below and (y) ensure that all such Warrant Shares are issued without violation by the Company of any Law or any requirements of any foreign or domestic securities exchange upon which Warrant Shares may be listed at the time of such exercise.
(iv)
The Company shall exclusively bear and pay all expenses in connection with, and all governmental charges, taxes, fees, levies, withholdings and all other such payments, that may be imposed on or with respect to, the issuance of this Warrant Certificate, and the issuance or delivery of Warrant Shares pursuant to the terms of this Warrant Certificate and the Holder shall not be affected by such payments, and the Company shall not be eligible to any indemnification for such payment from the Holder.
(v)
The Company is a corporation duly organized and validly existing under the Laws of the State of Delaware and has the capacity and corporate power and authority to enter into this Warrant Certificate.
(vi)
The Company has taken all action required to be taken to authorize the execution, delivery and performance of this Warrant Certificate.

(vii)
This Warrant Certificate has been duly executed by the Company.
(viii)
The obligations of the Company under this Warrant Certificate are legal, valid and binding obligations, enforceable against the Company in accordance with the terms hereof, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.
(ix)
As of the Issue Date, the Company has complied with all obligations set forth in Section 3(i), below.
(h)
Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of all or any portion of this Warrant Certificate is to be made in connection with a Sale of the Company, such exercise may, at the election of the Holder, be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.
(i)
Reservation of Shares. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized but unissued Common Shares or (if applicable) other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant Certificate, the maximum number of Warrant Shares issuable upon the exercise of this Warrant Certificate. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant Certificate above the Exercise Price then in effect, and shall take all such actions within its power as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant Certificate.
(j)
Registration. If all or any portion of this Warrant Certificate is exercised at a time when there is an effective Registration Statement to cover the issuance or resale of the Warrant Shares or if the Warrant Certificate is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the date of issuance, a registration statement registering the sale or resale of the Warrant Shares is not effective or is not otherwise available for the sale or resale of the Warrant Shares, the Company shall immediately notify the Holder in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or the Holder to sell, any of the Warrant Shares in compliance with applicable federal and state securities laws). So long as this Warrant Certificate is outstanding, the Company will keep a registration statement registering the issuance or resale of the Warrant Shares effective and will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act for so long as the Company is subject to the reporting requirements of the Exchange Act; provided that, for avoidance of doubt, the forgoing covenant shall not require the Company to maintain registration following the Sale of the Company as a result of which the Warrants become exercisable pursuant to Section 3(c).
(k)
Ownership Cap. The Company shall not knowingly effect the exercise of this Warrant Certificate, and the Initial Holder shall not have the right to exercise this Warrant Certificate to the extent that, after giving effect to such exercise, the Initial Holder (together with its Affiliates) would beneficially own in excess of 9.99% of the Common Shares of the Company (including any Common Shares represented by CDIs) immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Common Shares (including any Common Shares represented by CDIs) owned by the Initial Holder and its Affiliates shall include the number of Warrant Shares issuable upon exercise of this Warrant Certificate with respect to which the determination of such aggregate number is being made, but shall exclude Common Shares (if any) that would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant Certificate beneficially owned by the Initial Holder and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other Capital Securities of the Company beneficially owned by the Initial Holder and its Affiliates (including, without limitation, any Convertible Securities) subject to a limitation on conversion or exercise analogous to the limitations contained herein. Except as set forth in the preceding sentence, for purposes of this Section 3(k), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Warrant Certificate, in determining the number of outstanding Common Shares, the Initial Holder of this Warrant Certificate may rely on the number of such outstanding Capital Securities as reflected in the most recent of (i) the Company’s Form 10-K, Form 10-Q or other public filing with the SEC, as the case may be, if available, (ii) a more recent public announcement by the Company, or (iii) any other notice by the Company or its transfer agent setting forth the number of outstanding Common Shares. Furthermore, upon the written request of the Company, the Initial Holder shall promptly confirm to the Company its then current beneficial ownership with respect to the Company’s Common Shares.
(l)
Except as expressly provided herein with respect to cash payments in lieu of the issuance of fractional shares, and without regard to any exchange of consideration in connection with an automatic Cashless Exercise pursuant to Section 3(c) above or similar event, upon exercise of this Warrant Certificate the Holder shall not otherwise be entitled to receive cash or Warrant Shares that are registered under the Securities Act.
(m)
This Warrant Certificate is issued, and all Warrant Shares to be issued pursuant to this Warrant Certificate will be issued, so as to fall within the Company's placement capacity under ASX Listing Rule 7.1 and, based on the ASX Listing Rules as at the date of this Warrant Certificate, do not, or will not, require any security holder approval under the ASX Listing Rules.

Section 4. Adjustment to Number of Warrant Shares, Exercise Price, etc.

(1) The number of Warrant Shares issuable upon exercise of this Warrant Certificate and/or the Exercise Price, as applicable, shall be subject to adjustment from time to time as provided in this Section 4.

SECTION 1.1
Adjustment to Number of Warrant Shares Upon Reorganizations, Reclassifications, etc. Subject to Section 25, in the event of any changes in the outstanding Common Shares of the Company by reason of redemptions, recapitalizations, reclassifications, combinations or exchanges of shares, splits or reverse splits, separations, reorganizations, liquidations, substitutions, replacements or the like (any of the foregoing or combination thereof being a “Share Reorganization”), the number and class of Warrant Shares available upon exercise of this Warrant Certificate in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of this Warrant Certificate, on exercise for the same Aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had this Warrant Certificate been exercised prior to any such event and had the Holder continued to hold such Warrant Shares until after the event requiring adjustment. The form of this Warrant Certificate need not be changed because of any adjustment in the number of Warrant Shares subject to this Warrant Certificate. For the avoidance of doubt, if there is a Share Reorganization and Section 25 applies to such Share Reorganization, the only adjustments that will be made are the relevant adjustments set out in Section 25 and there will be no adjustments made under this Section 4(1)(a).
SECTION 1.2
Adjustment to Exercise Price Upon a Share Distribution. Subject to clause (iii) below, if the Company consummates or effects any Share Distribution for a price per Common Share less than the Exercise Price then in effect, then, effective upon such Share Distribution, the Exercise Price shall be reduced to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the sum of (A) the number of Common Shares Deemed Outstanding immediately prior to such Share Distribution multiplied by the Exercise Price then in effect, plus (B) the consideration, if any, received by the Company upon such Share Distribution, and the denominator of which shall be the product of (1) the total number of Common Shares Deemed Outstanding immediately after such Share Distribution multiplied by (2) the Exercise Price then in effect. For purposes of this Section 4(1)(b):
(a)
In the event Options or Convertible Securities are included in any such Share Distribution, the price per Common Share deemed to have been issued or sold as a result of the sale or issuance of such Options or Convertible Securities, shall be equal to the price per Common Share for which Common Shares are issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities, as the case may be (determined by dividing (x) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or grant of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company, if any, upon the exercise of all such Options or the conversion or exchange of such Convertible Securities (as the case may

be), by (y) the total maximum number of Common Shares issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities).
(b)
The provisions of this Section 4(1)(b) shall not in any event operate to increase the Exercise Price.
(c)
This Section 4(1)(b) shall not apply to any of the following:
(i)
Any issuance, sale or other distribution of Common Shares, Options or Convertible Securities pursuant to (i) any Share Reorganization, which shall instead be governed by Section 4(1)(a) above, or (ii) any dividend or distribution to holders of Common Shares, which shall instead by governed by Section 4(2) below.
(ii)
The issuance of Common Shares upon exercise or conversion of any Options or Convertible Securities included in the Common Shares Deemed Outstanding as of the Issue Date.
(iii)
The grant or issuance of Common Shares, Options or Convertible Securities to members of the Board, officers, employees, consultants or other service providers of the Company pursuant to any employee incentive plan, employee share purchase plan or similar equity-based benefit plans approved by the Company’s Board; provided that the total number of securities issued under this sub-clause for a price per share less than the Exercise Price shall not constitute more than five percent (5%) of the total number of Common Shares Deemed Outstanding at any time.
(iv)
The issuance or grant of Common Shares, Options or Convertible Securities in connection with Permitted Acquisitions by the Company, or in connection with other transactions or financings with material strategic partners, in each case approved by the Company’s Board; provided, that the total number of securities issued or granted under this sub-clause for a price per share less than the Exercise Price shall not constitute more than five percent (5%) of the total number of Common Shares Deemed Outstanding at any time.
SECTION 1.3
[Reserved].
SECTION 1.4
Certificate as to Adjustment.
(a)
As promptly as reasonably practicable following any change or adjustment of the type described above in this Section 4(1), but in any event not later than ten (10) Business

Days thereafter, the Company shall furnish to the Holder a certificate of an Authorized Officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.
(b)
As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than ten (10) Business Days thereafter, the Company shall furnish to the Holder a certificate of an Authorized Officer certifying the number of Warrant Shares or the amount, if any, of other shares, securities or assets then issuable upon exercise of the Warrant Certificate.
SECTION 1.5
Notices. In the event that, at any time during the Exercise Period the Company shall take a record of the holders of its outstanding shares (or other Capital Securities at the time issuable upon exercise of this Warrant Certificate) for the purpose of:
(a)
entitling or enabling such holders to receive any dividend or other distribution, to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other security;
(b)
(x) any capital reorganization of the Company, any reclassification of any outstanding securities, any consolidation or merger of the Company with or into another Person, or (y) a Sale of the Company; or
(c)
the voluntary or involuntary dissolution, liquidation or winding-up bankruptcy or similar event involving the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution or other right or action, and a description of such dividend, distribution or other right or action, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of its shares (or such other Capital Securities at the time issuable upon exercise of the Warrant Certificate) shall be entitled to exchange their shares (or such other Capital Securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant Certificate and the Warrant Shares. The above notwithstanding, the Company shall not be required to provide the Holder with notice containing such information if the Company reasonably believes that it constitutes material non-public information, unless the Holder (i) confirms to the Company in writing that it consents to receive such information, and (ii) executes a customary market standstill or equivalent agreement pursuant to which the Holder will agree not to trade in the

Company’s shares or other Capital Securities while in possession of such material non-public information or until such information is no longer material or non-public.

(2) Dividends, Distributions, etc. If the Company proposes to pay a dividend or distribution on its outstanding Common Shares, the Company must (i) make an announcement with sufficient advance notice of such dividend or distribution such as will enable the Holder to determine whether to exercise this Warrant Certificate, and, if it so determines, to exercise this Warrant Certificate and become a holder of Warrant Shares on record and be entitled to participate in and receive such dividend or distribution in the same manner as holders of Common Shares; and (ii) despite Section 3(d), take all steps necessary or desirable to give full effect to any exercise of this Warrant Certificate by the Holder and to deliver the Warrant Shares to the Holder within two (2) Business Days of receipt by the Company of the Exercise Certificate and Aggregate Exercise Price so as to ensure that the Holder becomes the holder of the Warrant Shares on record at or prior to the record date for such dividend or distribution.

Section 5. Warrant Register. The Company shall keep and properly maintain at its principal executive offices a register (the “Warrant Register”) for the registration of this Warrant Certificate and any transfers thereof. The Company may deem and treat the Person in whose name this Warrant Certificate is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of this Warrant Certificate effected in accordance with the provisions of this Warrant Certificate.

Section 6. Cleansing Notices. As soon as practicable after each issue of Warrant Shares pursuant to this Warrant Certificate, and in any event within one Business Day after each issue date, the Company must lodge with ASX a cleansing notice pursuant to section 708A(5) of the Corporations Act (as modified by ASIC Class Order [CO 14/827]) which complies with section 708A(6) of the Corporations Act in respect of the Warrant Shares.

Section 7. Transfer of Warrant Certificate. This Warrant Certificate and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant Certificate to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, provided that any such transfer is permitted by and is made in compliance with section 708 of the Corporations Act, to the extent applicable. Upon such compliance, surrender and delivery, the Company shall execute and deliver a new Warrant Certificate or Warrant Certificates in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant Certificate evidencing the portion of this Warrant Certificate, if any, not so assigned, and this Warrant Certificate shall promptly be cancelled.

Section 8. The Holder Not Deemed a Shareholder; Limitations on Liability. Except as otherwise specifically provided herein (including in Section 4(2) above), (i) prior to the Exercise Date, the Holder shall not be entitled to receive dividends, nor shall anything contained in this

Warrant Certificate be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to receive dividends or subscription rights, and (ii) prior to the registration of the Holder in the share register of the Company with respect to the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant Certificate, the Holder shall not be entitled to vote, nor shall anything contained in this Warrant Certificate be construed to confer upon the Holder, as such, any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of shares, reclassification of shares, consolidation, merger, conveyance or otherwise) or receive notice of meetings. In addition, nothing contained in this Warrant Certificate shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant Certificate or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 8, the Company shall provide the Holder with copies of the same notices and other information given to all shareholders of the Company generally, contemporaneously with the giving thereof to such shareholders, unless such notice or information had been made publicly available on the SEC’s EDGAR system website.

Section 9. Replacement on Loss; Division and Combination.

(a)
Replacement of Warrant Certificate on Loss. Subject to any further requirements in relation to the cancellation of this Warrant Certificate pursuant to applicable Law, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant Certificate for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant Certificate of like tenor and exercisable for an equivalent number of Warrant Shares as this Warrant Certificate so lost, stolen, mutilated or destroyed; provided that, in the case of mutilation, no indemnity shall be required if this Warrant Certificate in identifiable form is surrendered to the Company for cancellation.
(b)
Division and Combination of Warrant Certificate. Subject to compliance with the applicable provisions of this Warrant Certificate as to any transfer or other assignment which may be involved in such division or combination, this Warrant Certificate may be divided or, following any such division of this Warrant Certificate, subsequently combined with other Warrant Certificates, upon the surrender of this Warrant Certificate or Warrant Certificates to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued, signed by each applicable Holder or its agents or attorneys. Subject to compliance with the applicable provisions of this Warrant Certificate as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant Certificate or Warrant Certificates in exchange for this Warrant Certificate or Warrant Certificates so surrendered in accordance with such notice. Such new Warrant Certificate or Warrant Certificates shall be of like tenor to the surrendered Warrant Certificate or Warrant Certificates and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as this Warrant Certificate or Warrant Certificates so surrendered in accordance with such notice.

Section 10. Disputes; No Impairment, etc. The parties hereto agree as follows:

(a)
Disputes. In the event of any dispute which arises between the Holder and the Company (including the Board) with respect to the calculation or determination of Fair Market Value, VWAP, the adjusted Exercise Price, the number of Warrant Shares, other Capital Securities, cash or other property issuable upon exercise of this Warrant Certificate, the amount or type of consideration due to the Holder in connection with any event, transaction or other matter described in Section 4 above or any other matter involving this Warrant Certificate or the Warrant Shares that is not resolved by the parties after good faith discussions and efforts to reach resolution, upon the request of the Holder the disputed issue(s) shall be submitted to a firm of independent investment bankers or public accountants of recognized national standing, which (i) shall be chosen by the Company and be reasonably satisfactory to the Holder and (ii) shall be completely independent of the Company (an “Independent Advisor”), for determination, and such determination by the Independent Advisor shall be binding upon the Company and the Holder with respect to this Warrant, any Warrant Shares issued in connection herewith or the matter in dispute, as the case may be, absent manifest error. Costs and expenses of the Independent Advisor shall be paid by the Company.
(b)
No Avoidance. The Company shall not, by way of amendment of any of its Charter or other Organic Documents or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Certificate, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment as if the Holder was a shareholder of the Company entitled to the benefit of fiduciary duties afforded to shareholders under Delaware law.

Section 11. [Reserved].

Section 12. [Reserved]

Section 13. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, in each case provided that sender did not receive an automated failed delivery notification; or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13).

If to the Company: AVITA Medical, Inc.

28159 Avenue Stanford Suite 220

Valencia, CA 91355

Attn: General Counsel

Email: nkelsey@avitamedical.com

with a copy to (which shall not qualify as notice to any party hereto):

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attn: Chris Cunningham; Coleman Wombwell

Email: chris.cunningham@klgates.com; coleman.wombwell@klgates.com

If to the Holder:

OrbiMed Royalty & Credit Opportunities IV, LP

c/o OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor

New York, NY 10022

Attention: Lars Enstrom; Matthew Rizzo; OrbiMed Credit Report

Email: EnstromL@OrbiMed.com; RizzoM@OrbiMed.com; ROSCreditops@orbimed.com with a copy to (which shall not qualify as notice to any party hereto):

Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, NY 10018

Attention: Peter Schwartz

Email: pschwartz@cov.com

Section 14. Cumulative Remedies. Except to the extent expressly provided in Section 7 to the contrary, the rights and remedies provided in this Warrant Certificate are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at Law, in equity or otherwise.

Section 15. Entire Agreement. This Warrant Certificate constitutes the sole and entire agreement of the parties to this Warrant Certificate with respect to the subject matter contained herein and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

Section 16. Successor and Assigns. This Warrant Certificate and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successor or permitted assign of the Holder shall be deemed to be the “Holder” for all purposes hereunder.

Section 17. No Third-Party Beneficiaries. This Warrant Certificate is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant Certificate.

Section 18. Headings. The headings in this Warrant Certificate are for reference only and shall not affect the interpretation of this Warrant Certificate.

Section 19. Amendment and Modification; Waiver. This Warrant Certificate may only be amended, modified or supplemented by an agreement in writing signed by each party hereto provided that, until such time as the Company is removed from the Official List of the ASX, any proposed amendment, modification, supplement, waiver or termination must not contravene the ASX Listing Rules. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant Certificate shall operate or be construed as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 20. Severability. If any term or provision of this Warrant Certificate is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant Certificate or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 21. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the internal Laws of the State of New York without effect to any choice or conflict of Law provision or rule (of the State of New York other than Section 5-1401 of the General Obligations Law of the State of New York or of any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of New York. The parties expressly acknowledge and agree, however, that until such time as the Company is removed from the Official List of the ASX, the Company must comply with the ASX Listing Rules.

Section 22. Submission to Jurisdiction.

(a)
Any legal suit, action or proceeding arising out of or based on this Warrant Certificate or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of New York, in each case located in the city and county of New York. Each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth in Section 13 shall be effective service of process for any suit, action or other proceeding, and the parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding has been brought in an inconvenient forum.
(b)
Waiver of Trial by Jury. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS WARRANT CERTIFICATE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT CERTIFICATE. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THIS WARRANT CERTIFICATE AND EACH ANCILLARY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 23. Counterparts. This Warrant Certificate may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant Certificate delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant Certificate.

Section 24. No Strict Construction. This Warrant Certificate shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

Section 25. ASX Listing Rules. Until such time as the Company is removed from the Official List of the ASX, the following additional provisions will apply to this Warrant Certificate notwithstanding any other provision of this Warrant Certificate:

(a)
Voting Rights. This Warrant Certificate does not carry any voting rights at stockholder meetings of the Company unless and until the Warrant Certificate is exercised.
(b)
Participation Rights. There are no participating rights or entitlements inherent in the Warrant Certificate and the Holder is not by virtue of holding the Warrant Certificate entitled to participate in any new issue of capital that may be offered to stockholders (except upon exercise of the Warrant Certificate).
(c)
Reorganizations. The rights of the Holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization (including a reconstruction, consolidation, subdivision or reduction or return of capital) of the Company’s capital at the time of the reorganization.
(d)
Bonus Issues. If there is a bonus issue to the holders of Common Shares during the Exercise Period, the number of Warrant Shares over which the Warrant Certificate is exercisable will be increased by the number of Common Shares which the Holder would have received if it had exercised the Warrant Certificate before the record date for the bonus issue.
(e)
Pro Rata Issue. If there is a pro rata issue (except a bonus issue) of Common Shares to holders of Common Shares during the Exercise Period, the Exercise Price will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.
(f)
Not Quoted. The Warrant Certificate will not be quoted on ASX or on any other securities exchange.
(g)
Equal Ranking. The Warrant Shares issued pursuant to an exercise of the Warrant Certificate will rank, from the date of issue, equally with the existing Common Shares of the Company in all respects.
(h)
Changes. Other than as permitted by the ASX Listing Rules, this Warrant Certificate does not confer the right to a change in the Exercise Price or a change in the underlying securities over which this Warrant Certificate can be exercised.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Warrant Certificate on the Issue Date.

AVITA MEDICAL, INC.

By

Name: James Corbett

Title: Chief Executive Officer

[Signature Page to Warrant Certificate]

Accepted and agreed,

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP By: OrbiMed ROF IV LLC, its general partner By: OrbiMed Advisors LLC, its managing member

By: _________________________________
Name: Mathew Rizzo
Title: Member

[Signature Page to Warrant Certificate]

Exhibit A

to Warrant Certificate

FORM OF EXERCISE CERTIFICATE

(To be signed only upon exercise of Warrant Certificate)

To: AVITA Medical, Inc.

[Address]

Attention: [●]

The undersigned, as holder of a right to purchase Warrant Shares (as defined in the Warrant Certificate) of AVITA Medical, Inc., a Delaware corporation (the “Company”), pursuant to that certain Warrant Certificate of the Company, dated as of [●], 2025 (the “Warrant Certificate”), a copy of which is attached to this Exercise Certificate, hereby irrevocably elects to exercise the purchase right represented by such Warrant Certificate for, and to purchase thereunder, [ ( )] Warrant Shares of the Company and herewith makes payment with this Exercise Certificate of the Aggregate Exercise Price therefor by the following method:

The undersigned hereby elects to make payment of the Aggregate Exercise Price of [ Dollars ($ )] for ( ) Common Shares using the method described in Section 3(b)(i).

The undersigned hereby elects to make payment of the Aggregate Exercise Price of [ Dollars ($ )] for ( ) Common Shares using the method described in Section 3(b)(ii).

The undersigned hereby elects to make payment of the Aggregate Exercise Price of [ Dollars ($ )] for ( ) Common Shares using the method described in Section 3(b)(iii).

Unless otherwise defined herein, capitalized terms have the meanings provided in the Warrant Certificate.

DATED:__________

[HOLDER]

By

Name:

Title:

Exhibit A-1

Exhibit B

to Warrant Certificate

FORM OF ASSIGNMENT

[DATE OF ASSIGNMENT]

THE UNDERSIGNED, [NAME OF HOLDER], is the holder (in such capacity, the “Holder”) of a warrant certificate issued by AVITA Medical, Inc., a Delaware corporation (the “Warrant Certificate” and the “Company”, respectively), entitling the Holder to purchase up to [ ] Warrant Shares (as defined in the Warrant Certificate). Unless otherwise defined, capitalized terms used herein have the meanings ascribed thereto in the Warrant Certificate.

FOR VALUE RECEIVED, the Holder hereby sells, assigns and transfers to [NAME OF ASSIGNEE] (the “Assignee”) the right to acquire [all Warrant Shares entitled to be purchased upon exercise of the Warrant Certificate] [ of the Warrant Shares entitled to be purchased upon exercise of the Warrant Certificate]. In furtherance of the foregoing assignment, the Holder hereby irrevocably instructs the Company to (i) memorialize such assignment on the Warrant Register as required pursuant to Section 5 of the Warrant Certificate, and (ii) pursuant to Section 7 of the Warrant Certificate, execute and deliver to the Assignee [and the Holder][a new Warrant Certificate][new Warrant Certificates] reflecting the foregoing assignment ([each] a “Substitute Warrant Certificate”).

The Assignee acknowledges and agrees that its Substitute Warrant Certificate and the Warrant Shares to be issued upon exercise thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of its Substitute Warrant Certificate or any Warrant Shares to be issued upon exercise or conversion thereof except under circumstances which will not result in a violation of the Securities Act or any applicable state securities laws or any applicable securities laws of any country and provided further that, to the extent the Corporations Act 2001 (Cth) has application to the relevant sale, assignment, transfer, grant or issue, the Assignee may not sell, assign or transfer the Substitute Warrant Certificate, or grant, issue or transfer interests in, or options over, the Substitute Warrant Certificate at any time within 12 months after the Issue Date except as permitted by section 708 of the Corporations Act 2001 (Cth). The Assignee represents and warrants for the benefit of the Company that the Assignee is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

[SIGNATURE PAGE FOLLOWS]

Exhibit B-1

IN WITNESS WHEREOF, the parties hereto agree as set forth above as of the date first written above.

[HOLDER]

By

Name:

Title:

Accepted and agreed,

[NAME OF ASSIGNEE]

By

Name:

Title:

Exhibit B-2

WARRANT CERTIFICATE

Warrant Shares Issuable: 42,180 Common Shares

Issue Date: [__________], 2025

FOR VALUE RECEIVED, AVITA MEDICAL, INC., a Delaware corporation (the “Company”), hereby certifies that ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP, a Delaware limited partnership (the “Initial Holder” and, together with its successors and permitted transferees and assigns, a “Holder”) is entitled to purchase, at the per share Exercise Price, up to Forty-Two Thousand One Hundred and Eighty (42,180) fully paid and nonassessable Common Shares (as subject to adjustment hereunder, the “Warrant Shares”), all subject to the terms, conditions and adjustments set forth below in this Warrant Certificate. Certain capitalized terms used herein are defined in Section 1. For the avoidance of doubt, only Common Shares are entitled to be purchased upon exercise of this Warrant Certificate, not CDIs.

This Warrant Certificate has been issued as a condition precedent to the execution of that certain Fourth Amendment to Credit Agreement, dated as of February 13, 2025, among the Company, as borrower, the lenders party thereto, and ORCO IV LLC, as administrative agent for the lenders.

•
Section 1. Definitions. Capitalized terms used in this Warrant Certificate but not defined herein have the meanings ascribed thereto in the Credit Agreement as in effect on the date hereof. The following terms when used herein have the following meanings:

“Aggregate Exercise Price” means, with respect to any exercise of this Warrant Certificate for Warrant Shares, an amount equal to the product of (i) the number of Warrant Shares in respect of which this Warrant Certificate is then being exercised pursuant to Section 3, multiplied by (ii) the Exercise Price.

“ASIC” means the Australian Securities and Investments Commission.

“ASX” means the Australian Securities Exchange.

"ASX Listing Rules" means the listing rules of ASX from time to time.

“Bloomberg” has the meaning set forth within the definition of “VWAP”.

“Cashless Exercise” has the meaning set forth in Section 3(b).

“CDIs” means CHESS Depositary Interests (with each CDI representing 1/5th of a Common Share).

“Charter” means the Certificate of Incorporation of the Company dated as of April 17, 2020, as amended as of November 25, 2020.

“Common Shares” means the Company’s common stock, par value $0.0001 per share.

“Common Shares Deemed Outstanding” means, at any given time, the sum of (i) the number of Common Shares (including any Common Shares represented by CDIs) actually outstanding at such time, plus (ii) the number of Common Shares (including any Common Shares to be represented by CDIs) issuable upon exercise of Options actually outstanding at such time, plus (iii) the number of Common Shares (including any Common Shares to be represented by CDIs) issuable upon conversion or exchange of Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time; provided that Common Shares Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any or its wholly owned subsidiaries.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means any Capital Securities that, directly or indirectly, are convertible into or exchangeable for Common Shares (including any Common Shares to be represented by CDIs), including shares of the Company’s preferred stock that may be issued from time to time.

"Corporations Act" means the Australian Corporations Act 2001 (Cth).

“Credit Agreement” means the Credit Agreement, dated as of October 18, 2023, among the Company, as borrower, the lenders party thereto, and ORCO IV LLC, as administrative agent for the lenders, as amended or otherwise modified from time to time.

“Determination Date” has the meaning set forth in the definition of “VWAP”.

“Exercise Certificate” has the meaning set forth in Section 3(a)(i).

“Exercise Date” means, for any given exercise of this Warrant Certificate, whether in whole or in part, a Business Day on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., New York City time, including, without limitation, the receipt by the Company of the Exercise Certificate.

“Exercise Period” means the period from (and including) the Issue Date to (and including) 5:00 p.m., New York City time, on the Expiration Date.

“Exercise Price” means $0.01, as adjusted from time to time pursuant to Section 4.

“Expiration Date” means [__], 2035.

“Fair Market Value” means, if the Common Shares are traded on a Trading Market, (i) the VWAP of such Common Shares for such day (provided that if the Fair Market Value is being determined in connection with a Sale of the Company, such Fair Market Value shall be the greater of the amount determined pursuant to this clause (i) and the closing price on the Trading Market on the Trading Day immediately prior to the closing date of the Sale of the Company) or (ii) if there have been no sales of such Common Shares on any Trading Market on any such day, the average of the highest bid and lowest asked prices for such Common Shares on all applicable Trading Markets at the end of such day; provided that if at any time the Common Shares are not listed, quoted or otherwise available for trading on any Trading Market (so that no Trading Date shall have occurred), or if VWAP cannot be calculated for the Common Shares for such day for any other reason, the “Fair Market Value” of such Common Shares shall be the fair market value per share of such Common Shares as determined jointly by the Company and the Holder; provided further, that, in the event the Company and Holder are unable to so mutually agree, Fair Market Value shall be determined pursuant to Section 10(a).

“Holder” has the meaning set forth in the preamble.

“Independent Advisor” has the meaning set forth in Section 10(a).

“Initial Holder” has the meaning set forth in the preamble.

“Issue Date” means the date designated as such on the first page of this Warrant Certificate.

“Marketable Securities” means equity securities meeting each of the following requirements: (i) the issuer thereof is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, and is current in its filing of all required reports and other information under the Securities Act and the Exchange Act; (ii) such equity securities are traded on a Trading Market; and (iii) if delivered (or to be delivered) as payment or compensation to the Holder in connection with an automatic Cashless Exercise pursuant to Section 3(c), following the closing of the related Sale of the Company, the Holder would not be restricted from publicly re-selling all of such equity securities delivered to it.

“Nasdaq” means The Nasdaq Stock Market LLC.

“NYSE” means the New York Stock Exchange.

“Options” means any warrants, options or similar rights to subscribe for or purchase Common Shares (including any Common Shares to be represented by CDIs) or Convertible Securities.

“OTC Bulletin Board” means the Financial Industry Regulatory Authority, Inc. OTC Bulletin Board.

“Registration Statement” means, in connection with any public offering of securities, any registration statement required pursuant to the Securities Act that covers the offer and sales of any such securities, including any prospectus, amendments or supplements to such Registration Statement, including post-effective amendments and all exhibits and all materials incorporated by reference in such Registration Statement.

“Restrictive Legend Event” means any time that the Company is unable to deliver the Warrant Shares via DTC transfer or otherwise without restrictive legend because (A) the Commission has issued a stop order with respect to the Registration Statement, (B) the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, (C) the Company has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, (D) the prospectus contained in the Registration Statement is not available for the issuance of the Warrant Shares to the Holder or (E) otherwise.

“Sale of the Company” means a transaction pursuant to which (i) (x) any Person or group of Persons acting jointly or otherwise in concert (other than the Holder and any other parties to the Credit Agreement) acquires ownership, directly or indirectly, beneficially or of record, of Capital Securities of the Borrower having more than fifty percent (50%) of the aggregate economic interests and/or voting power, determined on a fully diluted basis, (y) any Person or group of Persons acting jointly or otherwise in concert (other than the Holder and any other parties to the Credit Agreement) acquires, by contract or otherwise, the right to appoint or elect a majority of the board of directors of the Company (the “Board”), or (z) all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, are sold, leased, exclusively licensed, transferred, conveyed or otherwise disposed of, and (ii) all Obligations (as defined in the Credit Agreement) outstanding under the Credit Agreement are to be paid in full in cash, whether pursuant to the terms of the transaction, pursuant to the terms of the Credit Agreement (including Section 12 thereof) or otherwise.

“SEC” means the Securities and Exchange Commission or any successor thereto.

“Share Distribution” means any issuance or sale by the Company of any of its Common Shares (including any Common Shares represented by CDIs), Options or Convertible Securities, other than in connection with a dividend or distribution to holders of its Common Shares of the type described in Section 4(1)(b) below.

“Share Reorganization” has the meaning set forth in Section 4(1)(a).

“Trading Day” means, with respect to the Common Shares or any other Marketable Securities, a date on which the relevant Trading Market is open and conducting business.

“Trading Market” means, with respect to the Common Shares or any other Marketable Securities, the Nasdaq, the NYSE or the OTC Bulletin Board.

“VWAP” means, with respect to any Common Shares, as of any day of determination (a “Determination Date”), the volume weighted average sale price for the period of ten (10) consecutive Trading Days immediately preceding such Determination Date on the Trading Market for such Common Shares as reported by, or based upon data reported by, Bloomberg Financial Markets or an equivalent, reliable reporting service reasonably acceptable to the Holder and the Company (collectively, “Bloomberg”) or, if the volume weighted average sale price has not been reported for such security by Bloomberg for such ten (10) day period, then the simple average of the last closing trade prices of such security for such ten (10) period, as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the simple average of the bid prices of any market makers for such security that are listed in the over the counter market by the Financial Industry Regulatory Authority, Inc. or on the OTC Bulletin Board (or any successor) or in the “pink sheets” (or any successor) by the OTC Markets Group, Inc. over such ten (10) day period; provided that if VWAP cannot be calculated for such security on such date in the manner provided above (including because the applicable security is not listed or publicly traded), the VWAP shall be the Fair Market Value as mutually determined by the Company and the Holder; provided further that, in the event the Company and Holder are unable to so mutually agree, Fair Market Value shall be determined pursuant to Section 10(a).

“Warrant Certificate” means this Warrant Certificate and all subsequent warrant certificates issued upon division, combination or transfer of, or in substitution for, this Warrant Certificate.

“Warrant Register” has the meaning set forth in Section 5.

“Warrant Shares” has the meaning set forth in the preamble.

Section 2. Term of Warrant Certificate. Subject to the terms and conditions hereof, from time to time during the Exercise Period, the Holder of this Warrant Certificate may exercise this Warrant Certificate for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).

Section 3. Exercise of Warrant Certificate.

(a)
Exercise Procedure. This Warrant Certificate may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares upon:
(i)
delivery to the Company (at its address or by email in accordance with Section 13) of a copy of a duly completed and executed Exercise Certificate in the form attached hereto as Exhibit A (each, an “Exercise Certificate”), which certificate will specify the number of Warrant Shares to be purchased and the Aggregate Exercise Price; and
(ii)
simultaneously with the delivery of the Exercise Certificate, payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).

No ink-original Exercise Certificate, medallion guarantee (or other type of guarantee or notarization) of any Certificate of Exercise, legal opinion or other document, information or instruction shall be required to exercise the Warrants.

(b)
Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as set forth in the applicable Exercise Certificate, by any of the following methods:
(i)
by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price;
(ii)
by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant Certificate with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price; or
(iii)
any combination of the foregoing.

In the event of any withholding of Warrant Shares pursuant to Section 3(b)(ii) or (iii) (solely to the extent of such withholding, a “Cashless Exercise”) where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of the share being so withheld by the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld multiplied by (y) the Fair Market Value per Warrant Share as of the Exercise Date.

Section 2.
If a Restrictive Legend Event has occurred, the Warrant may be exercisable only on a cashless basis pursuant to Section 3(b)(ii) of the Warrant Certificate. If the Warrant Shares are issued in such a cashless exercise, the Company acknowledges and agrees that, in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised and the Company agrees not to take any position contrary thereto. Notwithstanding anything herein to the contrary, the Company shall not be required to make any cash payments or net cash settlement to the Holder in lieu of delivery of the Warrant Shares.
(c)
Automatic Cashless Exercise. To the extent this Warrant Certificate has not been exercised in full by the Holder prior to the earlier of (i) the occurrence of the Expiration Date, and (ii) the date on which a Sale of the Company is consummated pursuant to which the sole consideration payable to the Company or its shareholders in respect of such sale transaction consists of cash, Marketable Securities or a combination thereof, any portion of this Warrant Certificate that remains unexercised on such date shall be deemed to have been exercised automatically pursuant to a Cashless Exercise, in whole (and not in part), on the Business Day immediately preceding such date; provided, that the automatic Cashless Exercise contemplated by this Section 3(c) shall not occur in the event that, as of the Business Day immediately preceding any such date described above, the per share Fair Market Value of a Warrant Share is less than the Exercise Price per Warrant Share.
(d)
Delivery of Warrant Shares. With respect to any exercise of this Warrant Certificate by the Holder, upon receipt by the Company of an Exercise Certificate and delivery of the Aggregate Exercise Price, the Company shall, within five (5) Business Days, deliver in accordance with the terms hereof to or upon the order of the Holder that number of Warrant Shares for the portion of this Warrant Certificate so exercised on such date, together with cash in lieu of any fraction of a share to the extent the Company elects to do so pursuant to Section 3(e) below. If such Warrant Shares are issued in certificated form, the Company shall deliver a certificate or certificates, to the extent possible, representing the number of Warrant Shares as the Holder shall request in the Exercise Certificate. If such Warrant Shares are issued in uncertificated form, the Company shall deliver upon request a confirmation evidencing the registration of such shares. Unless otherwise provided herein, upon any exercise hereof, this Warrant Certificate shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.
(e)
No Fractional Shares or Scrip. No fractional or scrip representing fractional shares shall be issued upon the exercise of this Warrant Certificate. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Fair Market Value of one Warrant Share on the Exercise Date or round up to the next whole share.
(f)
Surrender of this Warrant Certificate; Delivery of New Warrant Certificate.
(i)
The Holder shall not be required to physically surrender this Warrant Certificate to the Company until this Warrant Certificate has been exercised in full by the Holder, in which case, the Holder shall, at the written request of the Company, surrender this Warrant Certificate to the Company for cancellation within three (3) Business Days after the date the final Exercise Certificate is delivered to the Company. Partial exercises of this Warrant Certificate resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares issuable hereunder by an amount equal to the applicable number of Warrant Shares that have been issued hereunder as a result of previous exercises or withheld in connection with any Cashless Exercises. The Holder and the Company shall maintain records showing the number of Warrant Shares issued and purchased, the date of such issuances and purchases and the number of Warrant Shares withheld in connection with any Cashless Exercises. The Holder and any assignee, by acceptance of this Warrant Certificate, acknowledge and agree that, by reason of the provisions of this Section 3(f), following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be fewer than the amount stated on the face hereof.
(ii)
Notwithstanding the foregoing, to the extent that there are unexpired and unexercised Warrant Shares remaining under the Warrant Certificate, the Holder may request that the Company (and the Company shall), at the time of issuance of any Warrant Shares in accordance with Section 3(d) and the surrender of this Warrant Certificate, deliver to the Holder a new Warrant Certificate evidencing the rights of the Holder to subscribe for the unexpired and unexercised Warrant Shares called for by this Warrant Certificate. Unless otherwise agreed upon by the Holder in its sole discretion, such new Warrant Certificate shall in all other respects be identical to this Warrant Certificate.
(g)
Valid Issuance of Warrant Certificate and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant Certificate, the Company hereby represents, warrants, covenants and agrees as follows:
(i)
This Warrant Certificate is, and any Warrant Certificate issued in substitution for or replacement of this Warrant Certificate shall be, upon issuance, duly authorized.
(ii)
All Warrant Shares issuable upon the exercise of this Warrant Certificate (or any substitute or replacement Warrant Certificate) shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any shareholder of the Company and free and clear of all liens and charges (other than liens or charges created by the Holder, or created with regard to income taxes or other taxes payable by the Holder incurred in connection with the exercise of the Warrant or taxes in respect of any transfer made by the Holder occurring contemporaneously therewith).
(iii)
The Company shall take all such actions as may be necessary to (x) comply with Section 3(i) below and (y) ensure that all such Warrant Shares are issued without violation by the Company of any Law or any requirements of any foreign or domestic securities exchange upon which Warrant Shares may be listed at the time of such exercise.
(iv)
The Company shall exclusively bear and pay all expenses in connection with, and all governmental charges, taxes, fees, levies, withholdings and all other such payments, that may be imposed on or with respect to, the issuance of this Warrant Certificate, and the issuance or delivery of Warrant Shares pursuant to the terms of this Warrant Certificate and the Holder shall not be affected by such payments, and the Company shall not be eligible to any indemnification for such payment from the Holder.
(v)
The Company is a corporation duly organized and validly existing under the Laws of the State of Delaware and has the capacity and corporate power and authority to enter into this Warrant Certificate.

(vi)
The Company has taken all action required to be taken to authorize the execution, delivery and performance of this Warrant Certificate.
(vii)
This Warrant Certificate has been duly executed by the Company.
(viii)
The obligations of the Company under this Warrant Certificate are legal, valid and binding obligations, enforceable against the Company in accordance with the terms hereof, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.
(ix)
As of the Issue Date, the Company has complied with all obligations set forth in Section 3(i), below.
(h)
Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of all or any portion of this Warrant Certificate is to be made in connection with a Sale of the Company, such exercise may, at the election of the Holder, be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.
(i)
Reservation of Shares. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized but unissued Common Shares or (if applicable) other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant Certificate, the maximum number of Warrant Shares issuable upon the exercise of this Warrant Certificate. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant Certificate above the Exercise Price then in effect, and shall take all such actions within its power as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant Certificate.
(j)
Registration. If all or any portion of this Warrant Certificate is exercised at a time when there is an effective Registration Statement to cover the issuance or resale of the Warrant Shares or if the Warrant Certificate is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the date of issuance, a registration statement registering the sale or resale of the Warrant Shares is not effective or is not otherwise available for the sale or resale of the Warrant Shares, the Company shall immediately notify the Holder in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or the Holder to sell, any of the Warrant Shares in compliance with applicable federal and state securities laws). So long as this Warrant Certificate is outstanding, the Company will keep a registration statement registering the issuance or resale of the Warrant Shares effective and will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act for so long as the Company is subject to the reporting requirements of the Exchange Act; provided that, for avoidance of doubt, the forgoing covenant shall not require the Company to maintain registration following the Sale of the Company as a result of which the Warrants become exercisable pursuant to Section 3(c).
(k)
Ownership Cap. The Company shall not knowingly effect the exercise of this Warrant Certificate, and the Initial Holder shall not have the right to exercise this Warrant Certificate to the extent that, after giving effect to such exercise, the Initial Holder (together with its Affiliates) would beneficially own in excess of 9.99% of the Common Shares of the Company (including any Common Shares represented by CDIs) immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Common Shares (including any Common Shares represented by CDIs) owned by the Initial Holder and its Affiliates shall include the number of Warrant Shares issuable upon exercise of this Warrant Certificate with respect to which the determination of such aggregate number is being made, but shall exclude Common Shares (if any) that would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant Certificate beneficially owned by the Initial Holder and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other Capital Securities of the Company beneficially owned by the Initial Holder and its Affiliates (including, without limitation, any Convertible Securities) subject to a limitation on conversion or exercise analogous to the limitations contained herein. Except as set forth in the preceding sentence, for purposes of this Section 3(k), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Warrant Certificate, in determining the number of outstanding Common Shares, the Initial Holder of this Warrant Certificate may rely on the number of such outstanding Capital Securities as reflected in the most recent of (i) the Company’s Form 10-K, Form 10-Q or other public filing with the SEC, as the case may be, if available, (ii) a more recent public announcement by the Company, or (iii) any other notice by the Company or its transfer agent setting forth the number of outstanding Common Shares. Furthermore, upon the written request of the Company, the Initial Holder shall promptly confirm to the Company its then current beneficial ownership with respect to the Company’s Common Shares.
(l)
Except as expressly provided herein with respect to cash payments in lieu of the issuance of fractional shares, and without regard to any exchange of consideration in connection with an automatic Cashless Exercise pursuant to Section 3(c) above or similar event, upon exercise of this Warrant Certificate the Holder shall not otherwise be entitled to receive cash or Warrant Shares that are registered under the Securities Act.
(m)
This Warrant Certificate is issued, and all Warrant Shares to be issued pursuant to this Warrant Certificate will be issued, so as to fall within the Company's placement capacity under ASX Listing Rule 7.1 and, based on the ASX Listing Rules as at the date of this Warrant Certificate, do not, or will not, require any security holder approval under the ASX Listing Rules.

Section 4. Adjustment to Number of Warrant Shares, Exercise Price, etc.

(1) The number of Warrant Shares issuable upon exercise of this Warrant Certificate and/or the Exercise Price, as applicable, shall be subject to adjustment from time to time as provided in this Section 4.

(a)
Adjustment to Number of Warrant Shares Upon Reorganizations, Reclassifications, etc. Subject to Section 25, in the event of any changes in the outstanding Common Shares of the Company by reason of redemptions, recapitalizations, reclassifications, combinations or exchanges of shares, splits or reverse splits, separations, reorganizations, liquidations, substitutions, replacements or the like (any of the foregoing or combination thereof being a “Share Reorganization”), the number and class of Warrant Shares available upon exercise of this Warrant Certificate in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of this Warrant Certificate, on exercise for the same Aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had this Warrant Certificate been exercised prior to any such event and had the Holder continued to hold such Warrant Shares until after the event requiring adjustment. The form of this Warrant Certificate need not be changed because of any adjustment in the number of Warrant Shares subject to this Warrant Certificate. For the avoidance of doubt, if there is a Share Reorganization and Section 25 applies to such Share Reorganization, the only adjustments that will be made are the relevant adjustments set out in Section 25 and there will be no adjustments made under this Section 4(1)(a).
(b)
Adjustment to Exercise Price Upon a Share Distribution. Subject to clause (iii) below, if the Company consummates or effects any Share Distribution for a price per Common Share less than the Exercise Price then in effect, then, effective upon such Share Distribution, the Exercise Price shall be reduced to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the sum of (A) the number of Common Shares Deemed Outstanding immediately prior to such Share Distribution multiplied by the Exercise Price then in effect, plus (B) the consideration, if any, received by the Company upon such Share Distribution, and the denominator of which shall be the product of (1) the total number of Common Shares Deemed Outstanding immediately after such Share Distribution multiplied by (2) the Exercise Price then in effect. For purposes of this Section 4(1)(b):
(i)
In the event Options or Convertible Securities are included in any such Share Distribution, the price per Common Share deemed to have been issued or sold as a result of the sale or issuance of such Options or Convertible Securities, shall be equal to the price per Common Share for which Common Shares are issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities, as the case may be (determined by dividing (x) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or grant of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company, if any, upon the exercise of all such Options or the conversion or exchange of such Convertible Securities (as the case may

be), by (y) the total maximum number of Common Shares issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities).
(ii)
The provisions of this Section 4(1)(b) shall not in any event operate to increase the Exercise Price.
(iii)
This Section 4(1)(b) shall not apply to any of the following:
(A)
Any issuance, sale or other distribution of Common Shares, Options or Convertible Securities pursuant to (i) any Share Reorganization, which shall instead be governed by Section 4(1)(a) above, or (ii) any dividend or distribution to holders of Common Shares, which shall instead by governed by Section 4(2) below.
(B)
The issuance of Common Shares upon exercise or conversion of any Options or Convertible Securities included in the Common Shares Deemed Outstanding as of the Issue Date.
(C)
The grant or issuance of Common Shares, Options or Convertible Securities to members of the Board, officers, employees, consultants or other service providers of the Company pursuant to any employee incentive plan, employee share purchase plan or similar equity-based benefit plans approved by the Company’s Board; provided that the total number of securities issued under this sub-clause for a price per share less than the Exercise Price shall not constitute more than five percent (5%) of the total number of Common Shares Deemed Outstanding at any time.
(D)
The issuance or grant of Common Shares, Options or Convertible Securities in connection with Permitted Acquisitions by the Company, or in connection with other transactions or financings with material strategic partners, in each case approved by the Company’s Board; provided, that the total number of securities issued or granted under this sub-clause for a price per share less than the Exercise Price shall not constitute more than five percent (5%) of the total number of Common Shares Deemed Outstanding at any time.
(c)
[Reserved].
(d)
Certificate as to Adjustment.
(i)
As promptly as reasonably practicable following any change or adjustment of the type described above in this Section 4(1), but in any event not later than ten (10) Business

Days thereafter, the Company shall furnish to the Holder a certificate of an Authorized Officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.
(ii)
As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than ten (10) Business Days thereafter, the Company shall furnish to the Holder a certificate of an Authorized Officer certifying the number of Warrant Shares or the amount, if any, of other shares, securities or assets then issuable upon exercise of the Warrant Certificate.
(e)
Notices. In the event that, at any time during the Exercise Period the Company shall take a record of the holders of its outstanding shares (or other Capital Securities at the time issuable upon exercise of this Warrant Certificate) for the purpose of:
(i)
entitling or enabling such holders to receive any dividend or other distribution, to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other security;
(ii)
(x) any capital reorganization of the Company, any reclassification of any outstanding securities, any consolidation or merger of the Company with or into another Person, or (y) a Sale of the Company; or
(iii)
the voluntary or involuntary dissolution, liquidation or winding-up bankruptcy or similar event involving the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution or other right or action, and a description of such dividend, distribution or other right or action, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of its shares (or such other Capital Securities at the time issuable upon exercise of the Warrant Certificate) shall be entitled to exchange their shares (or such other Capital Securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant Certificate and the Warrant Shares. The above notwithstanding, the Company shall not be required to provide the Holder with notice containing such information if the Company reasonably believes that it constitutes material non-public information, unless the Holder (i) confirms to the Company in writing that it consents to receive such information, and (ii) executes a customary market standstill or equivalent agreement pursuant to which the Holder will agree not to trade in the

Company’s shares or other Capital Securities while in possession of such material non-public information or until such information is no longer material or non-public.

(2) Dividends, Distributions, etc. If the Company proposes to pay a dividend or distribution on its outstanding Common Shares, the Company must (i) make an announcement with sufficient advance notice of such dividend or distribution such as will enable the Holder to determine whether to exercise this Warrant Certificate, and, if it so determines, to exercise this Warrant Certificate and become a holder of Warrant Shares on record and be entitled to participate in and receive such dividend or distribution in the same manner as holders of Common Shares; and (ii) despite Section 3(d), take all steps necessary or desirable to give full effect to any exercise of this Warrant Certificate by the Holder and to deliver the Warrant Shares to the Holder within two (2) Business Days of receipt by the Company of the Exercise Certificate and Aggregate Exercise Price so as to ensure that the Holder becomes the holder of the Warrant Shares on record at or prior to the record date for such dividend or distribution.

Section 5. Warrant Register. The Company shall keep and properly maintain at its principal executive offices a register (the “Warrant Register”) for the registration of this Warrant Certificate and any transfers thereof. The Company may deem and treat the Person in whose name this Warrant Certificate is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of this Warrant Certificate effected in accordance with the provisions of this Warrant Certificate.

Section 6. Cleansing Notices. As soon as practicable after each issue of Warrant Shares pursuant to this Warrant Certificate, and in any event within one Business Day after each issue date, the Company must lodge with ASX a cleansing notice pursuant to section 708A(5) of the Corporations Act (as modified by ASIC Class Order [CO 14/827]) which complies with section 708A(6) of the Corporations Act in respect of the Warrant Shares.

Section 7. Transfer of Warrant Certificate. This Warrant Certificate and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant Certificate to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, provided that any such transfer is permitted by and is made in compliance with section 708 of the Corporations Act, to the extent applicable. Upon such compliance, surrender and delivery, the Company shall execute and deliver a new Warrant Certificate or Warrant Certificates in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant Certificate evidencing the portion of this Warrant Certificate, if any, not so assigned, and this Warrant Certificate shall promptly be cancelled.

Section 8. The Holder Not Deemed a Shareholder; Limitations on Liability. Except as otherwise specifically provided herein (including in Section 4(2) above), (i) prior to the Exercise Date, the Holder shall not be entitled to receive dividends, nor shall anything contained in this

Warrant Certificate be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to receive dividends or subscription rights, and (ii) prior to the registration of the Holder in the share register of the Company with respect to the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant Certificate, the Holder shall not be entitled to vote, nor shall anything contained in this Warrant Certificate be construed to confer upon the Holder, as such, any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of shares, reclassification of shares, consolidation, merger, conveyance or otherwise) or receive notice of meetings. In addition, nothing contained in this Warrant Certificate shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant Certificate or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 8, the Company shall provide the Holder with copies of the same notices and other information given to all shareholders of the Company generally, contemporaneously with the giving thereof to such shareholders, unless such notice or information had been made publicly available on the SEC’s EDGAR system website.

Section 9. Replacement on Loss; Division and Combination.

(a)
Replacement of Warrant Certificate on Loss. Subject to any further requirements in relation to the cancellation of this Warrant Certificate pursuant to applicable Law, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant Certificate for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant Certificate of like tenor and exercisable for an equivalent number of Warrant Shares as this Warrant Certificate so lost, stolen, mutilated or destroyed; provided that, in the case of mutilation, no indemnity shall be required if this Warrant Certificate in identifiable form is surrendered to the Company for cancellation.
(b)
Division and Combination of Warrant Certificate. Subject to compliance with the applicable provisions of this Warrant Certificate as to any transfer or other assignment which may be involved in such division or combination, this Warrant Certificate may be divided or, following any such division of this Warrant Certificate, subsequently combined with other Warrant Certificates, upon the surrender of this Warrant Certificate or Warrant Certificates to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued, signed by each applicable Holder or its agents or attorneys. Subject to compliance with the applicable provisions of this Warrant Certificate as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant Certificate or Warrant Certificates in exchange for this Warrant Certificate or Warrant Certificates so surrendered in accordance with such notice. Such new Warrant Certificate or

Warrant Certificates shall be of like tenor to the surrendered Warrant Certificate or Warrant Certificates and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as this Warrant Certificate or Warrant Certificates so surrendered in accordance with such notice.

Section 10. Disputes; No Impairment, etc. The parties hereto agree as follows:

(a)
Disputes. In the event of any dispute which arises between the Holder and the Company (including the Board) with respect to the calculation or determination of Fair Market Value, VWAP, the adjusted Exercise Price, the number of Warrant Shares, other Capital Securities, cash or other property issuable upon exercise of this Warrant Certificate, the amount or type of consideration due to the Holder in connection with any event, transaction or other matter described in Section 4 above or any other matter involving this Warrant Certificate or the Warrant Shares that is not resolved by the parties after good faith discussions and efforts to reach resolution, upon the request of the Holder the disputed issue(s) shall be submitted to a firm of independent investment bankers or public accountants of recognized national standing, which (i) shall be chosen by the Company and be reasonably satisfactory to the Holder and (ii) shall be completely independent of the Company (an “Independent Advisor”), for determination, and such determination by the Independent Advisor shall be binding upon the Company and the Holder with respect to this Warrant, any Warrant Shares issued in connection herewith or the matter in dispute, as the case may be, absent manifest error. Costs and expenses of the Independent Advisor shall be paid by the Company.
(b)
No Avoidance. The Company shall not, by way of amendment of any of its Charter or other Organic Documents or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Certificate, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment as if the Holder was a shareholder of the Company entitled to the benefit of fiduciary duties afforded to shareholders under Delaware law.

Section 11. [Reserved].

Section 12. [Reserved]

Section 13. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, in each case provided that sender did not receive an automated failed delivery notification; or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13).

If to the Company: AVITA Medical, Inc.

28159 Avenue Stanford Suite 220

Valencia, CA 91355

Attn: General Counsel

Email: nkelsey@avitamedical.com

with a copy to (which shall not qualify as notice to any party hereto):

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attn: Chris Cunningham; Coleman Wombwell

Email: chris.cunningham@klgates.com; coleman.wombwell@klgates.com

If to the Holder:

OrbiMed Royalty & Credit Opportunities IV Offshore, LP

c/o OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor

New York, NY 10022

Attention: Lars Enstrom; Matthew Rizzo; OrbiMed Credit Report

Email: EnstromL@OrbiMed.com; RizzoM@OrbiMed.com; ROSCreditops@orbimed.com with a copy to (which shall not qualify as notice to any party hereto):

Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, NY 10018

Attention: Peter Schwartz

Email: pschwartz@cov.com

Section 14. Cumulative Remedies. Except to the extent expressly provided in Section 7 to the contrary, the rights and remedies provided in this Warrant Certificate are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at Law, in equity or otherwise.

Section 15. Entire Agreement. This Warrant Certificate constitutes the sole and entire agreement of the parties to this Warrant Certificate with respect to the subject matter contained herein and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

Section 16. Successor and Assigns. This Warrant Certificate and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successor or permitted assign of the Holder shall be deemed to be the “Holder” for all purposes hereunder.

Section 17. No Third-Party Beneficiaries. This Warrant Certificate is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant Certificate.

Section 18. Headings. The headings in this Warrant Certificate are for reference only and shall not affect the interpretation of this Warrant Certificate.

Section 19. Amendment and Modification; Waiver. This Warrant Certificate may only be amended, modified or supplemented by an agreement in writing signed by each party hereto provided that, until such time as the Company is removed from the Official List of the ASX, any proposed amendment, modification, supplement, waiver or termination must not contravene the ASX Listing Rules. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant Certificate shall operate or be construed as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 20. Severability. If any term or provision of this Warrant Certificate is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant Certificate or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 21. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the internal Laws of the State of New York without effect to any choice or conflict of Law provision or rule (of the State of New York other than Section 5-1401 of the General Obligations Law of the State of New York or of any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of New York. The parties expressly acknowledge and agree, however, that until such time as the Company is removed from the Official List of the ASX, the Company must comply with the ASX Listing Rules.

Section 22. Submission to Jurisdiction.

(a)
Any legal suit, action or proceeding arising out of or based on this Warrant Certificate or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of New York, in each case located in the city and county of New York. Each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth in Section 13 shall be effective service of process for any suit, action or other proceeding, and the parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding has been brought in an inconvenient forum.
(b)
Waiver of Trial by Jury. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS WARRANT CERTIFICATE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT CERTIFICATE. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THIS WARRANT CERTIFICATE AND EACH ANCILLARY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 23. Counterparts. This Warrant Certificate may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant Certificate delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant Certificate.

Section 24. No Strict Construction. This Warrant Certificate shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

Section 25. ASX Listing Rules. Until such time as the Company is removed from the Official List of the ASX, the following additional provisions will apply to this Warrant Certificate notwithstanding any other provision of this Warrant Certificate:

(a)
Voting Rights. This Warrant Certificate does not carry any voting rights at stockholder meetings of the Company unless and until the Warrant Certificate is exercised.
(b)
Participation Rights. There are no participating rights or entitlements inherent in the Warrant Certificate and the Holder is not by virtue of holding the Warrant Certificate entitled to participate in any new issue of capital that may be offered to stockholders (except upon exercise of the Warrant Certificate).
(c)
Reorganizations. The rights of the Holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization (including a reconstruction, consolidation, subdivision or reduction or return of capital) of the Company’s capital at the time of the reorganization.
(d)
Bonus Issues. If there is a bonus issue to the holders of Common Shares during the Exercise Period, the number of Warrant Shares over which the Warrant Certificate is exercisable will be increased by the number of Common Shares which the Holder would have received if it had exercised the Warrant Certificate before the record date for the bonus issue.
(e)
Pro Rata Issue. If there is a pro rata issue (except a bonus issue) of Common Shares to holders of Common Shares during the Exercise Period, the Exercise Price will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.
(f)
Not Quoted. The Warrant Certificate will not be quoted on ASX or on any other securities exchange.
(g)
Equal Ranking. The Warrant Shares issued pursuant to an exercise of the Warrant Certificate will rank, from the date of issue, equally with the existing Common Shares of the Company in all respects.
(h)
Changes. Other than as permitted by the ASX Listing Rules, this Warrant Certificate does not confer the right to a change in the Exercise Price or a change in the underlying securities over which this Warrant Certificate can be exercised.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Warrant Certificate on the Issue Date.

AVITA MEDICAL, INC.

By

Name: James Corbett

Title: Chief Executive Officer

[Signature Page to Warrant Certificate]

Accepted and agreed,

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP By: OrbiMed ROF IV LLC, its general partner By: OrbiMed Advisors LLC, its managing member

By: _________________________________
Name:
Title:

[Signature Page to Warrant Certificate]

Exhibit A

to Warrant Certificate

FORM OF EXERCISE CERTIFICATE

(To be signed only upon exercise of Warrant Certificate)

To: AVITA Medical, Inc.

[Address]

Attention: [●]

The undersigned, as holder of a right to purchase Warrant Shares (as defined in the Warrant Certificate) of AVITA Medical, Inc., a Delaware corporation (the “Company”), pursuant to that certain Warrant Certificate of the Company, dated as of [●], 2025 (the “Warrant Certificate”), a copy of which is attached to this Exercise Certificate, hereby irrevocably elects to exercise the purchase right represented by such Warrant Certificate for, and to purchase thereunder, [ ( )] Warrant Shares of the Company and herewith makes payment with this Exercise Certificate of the Aggregate Exercise Price therefor by the following method:

The undersigned hereby elects to make payment of the Aggregate Exercise Price of [ Dollars ($ )] for ( ) Common Shares using the method described in Section 3(b)(i).

The undersigned hereby elects to make payment of the Aggregate Exercise Price of [ Dollars ($ )] for ( ) Common Shares using the method described in Section 3(b)(ii).

The undersigned hereby elects to make payment of the Aggregate Exercise Price of [ Dollars ($ )] for ( ) Common Shares using the method described in Section 3(b)(iii).

Unless otherwise defined herein, capitalized terms have the meanings provided in the Warrant Certificate.

DATED:__________

[HOLDER]

By

Name:

Title:

Exhibit A-1

Exhibit B

to Warrant Certificate

FORM OF ASSIGNMENT

[DATE OF ASSIGNMENT]

THE UNDERSIGNED, [NAME OF HOLDER], is the holder (in such capacity, the “Holder”) of a warrant certificate issued by AVITA Medical, Inc., a Delaware corporation (the “Warrant Certificate” and the “Company”, respectively), entitling the Holder to purchase up to [ ] Warrant Shares (as defined in the Warrant Certificate). Unless otherwise defined, capitalized terms used herein have the meanings ascribed thereto in the Warrant Certificate.

FOR VALUE RECEIVED, the Holder hereby sells, assigns and transfers to [NAME OF ASSIGNEE] (the “Assignee”) the right to acquire [all Warrant Shares entitled to be purchased upon exercise of the Warrant Certificate] [ of the Warrant Shares entitled to be purchased upon exercise of the Warrant Certificate]. In furtherance of the foregoing assignment, the Holder hereby irrevocably instructs the Company to (i) memorialize such assignment on the Warrant Register as required pursuant to Section 5 of the Warrant Certificate, and (ii) pursuant to Section 7 of the Warrant Certificate, execute and deliver to the Assignee [and the Holder][a new Warrant Certificate][new Warrant Certificates] reflecting the foregoing assignment ([each] a “Substitute Warrant Certificate”).

The Assignee acknowledges and agrees that its Substitute Warrant Certificate and the Warrant Shares to be issued upon exercise thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of its Substitute Warrant Certificate or any Warrant Shares to be issued upon exercise or conversion thereof except under circumstances which will not result in a violation of the Securities Act or any applicable state securities laws or any applicable securities laws of any country and provided further that, to the extent the Corporations Act 2001 (Cth) has application to the relevant sale, assignment, transfer, grant or issue, the Assignee may not sell, assign or transfer the Substitute Warrant Certificate, or grant, issue or transfer interests in, or options over, the Substitute Warrant Certificate at any time within 12 months after the Issue Date except as permitted by section 708 of the Corporations Act 2001 (Cth). The Assignee represents and warrants for the benefit of the Company that the Assignee is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

[SIGNATURE PAGE FOLLOWS]

Exhibit B-1

IN WITNESS WHEREOF, the parties hereto agree as set forth above as of the date first written above.

[HOLDER]

By

Name:

Title:

Accepted and agreed,

[NAME OF ASSIGNEE]

By

Name:

Title:

Exhibit B-2